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                                                                       EXH. 10.4

                                                         (________________HOTEL)

                               AMENDMENT OF LEASE

THIS AMENDMENT (this "AMENDMENT") is made as of the 1st day of June, 2002, by and between SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership as lessor ("LESSOR"), AND STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation, as Lessee ("LESSEE").

                                   WITNESSETH

WHEREAS, Lessor and Lessee are parties to that certain lease agreement dated as of ________, 199_ concerning premises commonly known as the ________________ Hotel, _____________________________(the "LEASE"), the lessee's interest in which was assigned to Lessee on December 31, 1998; and

WHEREAS, Lessor and Lessee desire to extend and amend the Lease on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

      1. Unless otherwise defined herein, capitalized words and phrases defined in the Lease shall have the same definitions when used herein.

      2. The expiration date of the Lease is extended to May 31, 2007.

      3. Effective from and after June 1, 2002, the Basic Rent under Section IV.1(a)(i) of the Lease shall be $___________ per month.

      4. Effective from and after June 1, 2002, the first sentence of Section IV.1(a)(ii) of the Lease is amended to read as follows:

            "(ii) For each Lease Year or portion thereof, a percentage rent, cumulated and adjusted monthly (the "Percentage Rent"), equal to the sum of percent (__%) of Lessee's "Gross Receipts" (as hereinafter defined) from the operation of Lessee's business in the hotel portion of the Premises (the "Rooms Percentage") during such Lease Year, plus Five percent (5%) of the "Gross Sales" (as hereinafter defined) of the business in the restaurant and lounge portions of the Premises during such Lease Year. Said sums shall be payable within 30 days after the end of each calendar month of such Lease Year and shall be accompanied by a detailed statement (certified by the chief accounting officer of Lessee) of Gross Receipts and Gross Sales. Lessee shall be

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                  entitled to a deduction, from the Percentage Rent payable in each monthly period, of all Basic Rent actually paid with respect to such monthly period."

5. Lessor and Lessee shall each have the right to initiate a renegotiation of the Basic Rent and Percentage Rent any time on or after June 1, 2003 if such party's revised projections for the Hotel vary significantly from its current projections on which it agreed to the rents stated in paragraphs 3 and 4 above. Each party agrees to make and/or consider such requests in good faith; provided, that if a party requests a renegotiation of the rents and the parties are unable to agree on revised terms, the sole right of the requesting party shall be to terminate the Lease on at least 90 days notice to the other party.

      5. Lessee's address for notices under Section XVII.2 of the Lease is amended to read as follows:

         Starwood Hotels & Resorts Worldwide, Inc.
         1111 Westchester Avenue
         White Plains, New York  10604-3500
         Attn:  General Counsel

      6. Except as amended hereby all terms and conditions of the Lease remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date first set forth above.

LESSOR:                                         LESSEE:

SLT REALTY LIMITED PARTNERSHIP,                 STARWOOD HOTELS & RESORTS
a Delaware limited partnership,                 WORLDWIDE, INC.,
By:  Starwood Hotels & Resorts,                 a Maryland corporation
     a Maryland real estate investment trust
Its: General Partner

     By: /s/ Alan Schnaid                       By: /s/ Jeff Drew
         _________________________                  _________________________
     Name:  Alan Schnaid                        Name:  Jeff Drew
     Title: Vice President                      Title: Senior Vice President

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